UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2015

RISE RESOURCES INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53848	30-0692325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 – 510 West Hastings Street

Vancouver, British Columbia

Canada

(Address of principal executive offices)

V6B 1L8

(Zip Code)

Registrant’s telephone number, including area code:  (604) 687-7130

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e -4)

Item 3.02 Unregistered Sales of Equity Securities

On March 31, 2015, Rise Resources Inc. (the “Company”) entered into debt conversion agreements with 12 non-U.S. investors and one U.S. investor pursuant to which such investors agreed to convert an aggregate of $206,675.42 in debt into 10,333,771 shares of the Company’s common stock (the “Shares”) at a price of $0.02 per Share.  The Company issued the Shares in reliance upon the exemptions from registration provided by Rule 903 of Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), and Section 4(2) of the Securities Act.

The Company’s reliance on Rule 903 of Regulation S under the Securities Act (“Regulation S”) was based on the fact that the applicable Shares were sold in “offshore transactions”, as defined in Rule 902(h) of Regulation S.  The Company did not engage in any directed selling efforts in the United States in connection with the sale of the applicable Shares, and the investors were not U.S. persons and did not acquire those Shares for the account or benefit of any U.S. person. The Company’s reliance on Section 4(2) was based on the fact that the grant to one U.S. investor did not involve a “public offering” and the investor provided representations to the Company that it acquired the applicable Shares for investment purposes and not with a view to any resale, distribution or other disposition in violation of United States securities laws or applicable state securities laws.

As of the date of this current report on Form 8-K, the Company has 31,126,271 issued and outstanding shares of common stock.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 2, 2015, Greg Johnston resigned as both the Chief Executive Officer and a director of the Company, Fred Tejada resigned as the Chief Financial Officer and Treasurer of the Company and Perparim Alikaj resigned as a director of the Company.  None of the foregoing resignations was due to any disagreement between the applicable individuals and the Company regarding its operations, policies, practices or otherwise.

On the same date, the remaining director of the Company, Mr. Tejada, appointed Cale Thomas and Bradley Scharfe to fill the resulting director vacancies, and the entire board of directors then appointed Mr. Thomas to fill the Chief Financial Officer and Treasurer vacancies and Mr. Tejada to fill the Chief Executive Officer vacancy.

As a result of the foregoing changes, the Company’s current directors and officers are as follows:

•

Directors: Fred Tejada, Cale Thomas, Bradley Scharfe

•

Officers: Fred Tejada (President, Chief Executive Officer, Secretary), Cale Thomas (Chief Financial Officer, Treasurer)

Each of the directors is also a member of the Company’s audit committee.

Cale Thomas

Cale Thomas, age 45, is a Vancouver businessman and financial consultant who helps companies both public and private to develop their operations and provides access to private capital and public markets where appropriate.

Mr. Thomas is currently the Chief Financial Officer and a director of Carl Capital Corp. (CSE: CRL) and has held positions with several other Canadian reporting issuers in the past.  He was the Chief Financial Officer of Eagle Hill Exploration Corporation from May 2008 to August 2013 and a director of the same company from September 2008 to September 2013; the Chief Financial Officer of Yankee Hat Minerals Ltd. from July 2007 to October 2012; the Chief Financial Officer of Worldwide Promotional Management Inc. from April 2008 to January 2009; and the Chief Financial Officer of Supreme Resources Inc. from April 2006 to December 2006.

Mr. Thomas holds a Master of Business Administration degree from the DeGroote School of Business at McMaster University in Hamilton, Ontario and a Bachelor of Arts degree with a major in Economics from the University of Western Ontario in London, Ontario.  He has also completed the Canadian Securities Course.

Mr. Thomas’s operational, accounting and compliance expertise led the Company to the conclusion that he should serve as a director.

Bradley Scharfe

Bradley Scharfe, age 50, is a Vancouver businessman who has focused on venture capital situations throughout his career and has worked with multiple companies in the areas of capital requirements, public market concerns and personnel. Mr. Scharfe was previously a venture capital stock broker with Canaccord Capital Corporation for 12 years. He is currently the President and a director of Carl Capital Corp. (CSE: CRL), and a director of Corazon Gold Corp. (TSXV: CGW), both of which are venture-stage Canadian public companies.  Mr. Scharfe holds a Bachelor of Arts degree from the University of Toronto, with a major in Commerce and Economics.

Mr. Scharfe’s venture capital and public markets experience led the Company to the conclusion that he should serve as a director.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 16, 2015, the holders of a majority of the Company’s issued and outstanding common stock approved an increase in the Company’s authorized capital from 21,000,000 shares of common stock, par value $0.001, to 400,000,000 shares of common stock, par value $0.001 (the “Authorized Capital Increase”).  On April 9, 2015, the Company formally effected the Authorized Capital Increase by filing a Certificate of Amendment with the Nevada Secretary of State and subsequently issued the shares of common stock described in Item 3.02, above.

Item 8.01 Other Events

On April 3, 2015, the Company entered into a letter of intent (the “LOI”) with Eastfield Resources Ltd., a British Columbia company with its common shares listed for trading on the TSX Venture Exchange under the symbol “ETF” (“Eastfield”), pursuant to which Eastfield granted the Company the exclusive and irrevocable option to acquire up to a 75% interest in and to certain mineral claims known as the Indata property located in the Omineca Mining Division in British Columbia, Canada.  The Company’s initial obligations under the LOI are to pay Eastfield $20,000 in cash and finance the completion of a technical report on the property in compliance with National Instrument 43-101 of the Canadian Securities Administrators.

The Company and Eastfield are currently in the process of negotiating the terms of a definitive option agreement to replace the LOI.

Item 9.01 Financial Statements and Exhibits

Number

Exhibit Description

3.4

Certificate of Amendment filed with the Nevada Secretary of State on April 9, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 9, 2015

RISE RESOURCES INC.

/s/ Fred Tejada
Fred Tejada
President, CEO, Director